grow. collaborate. innovate. thrive. ENDO PHARMACEUTICALS J.P. Morgan Healthcare Conference January 10, 2011 Exhibit 99.1

grow. collaborate. innovate. thrive.

FORWARD LOOKING STATEMENTS
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding, among other things, the company's financial position, results of operations, market position, product development and business strategy, as well as estimates of future net sales, future expenses, future net income and future earnings per share.  Statements including words such as "believes," "expects,"
"anticipates," "intends," "estimates," "plan," "will," "may," "intend," "guidance" or similar expressions are forward-looking statements.  Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk Factors” in our Form 10-K, Form 10-Q and Form
8-K filings with the Securities and Exchange Commission and as otherwise enumerated herein or therein, could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in our Annual Report on Form 10-K.
Important factors that could cause our  actual results to differ materially from the expectations reflected in the forward-looking statements in our
Annual Report on Form 10-K include those factors described herein under the caption “Risk Factors” and in documents incorporated by reference, including, among others: our ability to successfully develop, commercialize and market new products; timing and results of pre-clinical or clinical trials on new products; our ability to obtain regulatory approval of any of our pipeline products; competition for the business of our branded and generic products, and in connection with our acquisition of rights to intellectual property assets; market acceptance of our future products; government regulation of the pharmaceutical industry; our dependence on a small number of products; our dependence on outside manufacturers for the manufacture of most of our products; our dependence on third parties to supply raw materials and to provide services for certain core aspects of our business; new regulatory action or lawsuits relating to our use of narcotics in most of our core products; our exposure to product liability claims and product recalls and the possibility that we may not be able to adequately insure ourselves; our ability to protect our proprietary technology; the successful efforts of manufacturers of branded pharmaceuticals to use litigation and legislative and regulatory efforts to limit the use of generics and certain other products; our ability to successfully implement our acquisition and in-licensing strategy; regulatory or other limits on the availability of controlled substances that constitute the active ingredients of some of our products and products in development; the availability of third-party reimbursement for our products; the outcome of any pending or future litigation or claims by third parties or the government, and the performance of indemnitors with respect to claims for which we have the right to be indemnified; our dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of our total revenues; significant litigation expenses to defend or assert patent infringement claims; any interruption or failure by our suppliers, distributors and collaboration partners to meet their obligations pursuant to various agreements with us; a determination by a regulatory agency that we are engaging or have engaged in inappropriate sales or marketing activities, including promoting the “off-label” use of our products; existing suppliers become unavailable or lose their regulatory status as an approved source, causing an inability to obtain required components, raw materials or products on a timely basis or at commercially reasonable prices; the loss of branded product exclusivity periods and related intellectual property.
©2011 Endo Pharmaceuticals Inc.

grow. collaborate. innovate. thrive.
PRESENTATION OVERVIEW

I. Sustaining Growth
II. Our Business Model:
Branded Pharmaceuticals
Devices and Services
Generic Pharmaceuticals
III. Financial Outlook
©2011 Endo Pharmaceuticals Inc.

grow. collaborate. innovate. thrive.
We’re building a broad based offering of products and
services
at a range of price points
to improve economics
We’re creating access
by developing channels, managed care
presence, personal
and non-personal promotion
We’ll explore all platforms of therapy to improve outcomes
and provide the best healthcare solutions for our patients and providers
We believe that our focus will position Endo for sustainable growth

OUR FOCUS – ECONOMICS, ACCESS, OUTCOMES
©2011 Endo Pharmaceuticals Inc.

grow. collaborate. innovate. thrive. STRONG OPERATING PERFORMANCE 16% 3-YEAR CAGR FOR REVENUE* * Revenue CAGR 2007-2010E. Sustaining our Growth 5 ©2011 Endo Pharmaceuticals Inc.

grow. collaborate. innovate. thrive.

Through Organic Growth
• Diversified business lines to maximize growth
• Enhanced commercial model driving growth via
strategic resource deployment
• Invested in R&D portfolio yielding a diversified
pipeline of products and a recent FDA approval
• Bolstered management team by adding
expertise and experience in managing and
growing a larger enterprise
6
ENDO’S TRANSFORMATION
Through Strategic Growth
• With Indevus, we secured a position in urology
• HealthTronics gave us an established presence
in Devices & Services and critical mass in
urology
• Penwest strengthened our pain business
enhancing profitability & flexibility in the opioid
franchise
• Qualitest brings critical mass to our generics
business & strengthens our pain portfolio
©2011 Endo Pharmaceuticals Inc.

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals Inc.

DIVERSIFICATION OF BUSINESS
Diversifying our revenues through organic and strategic growth
Lidoderm
Other
Brands
Generics
Devices &
Services
Lidoderm
Other
Brands
Generics

grow. collaborate. innovate. thrive.

ENDO’S INTEGRATED BUSINESS MODEL
Organic Growth
Opportunities
Strategic Growth
Opportunities
Channels that solve for Economics, Access, Outcomes
©2011 Endo Pharmaceuticals Inc.

grow. collaborate. innovate. thrive.
PRESENTATION OVERVIEW

I. Sustaining Growth
II. Our Business Model:
Branded Pharmaceuticals
Devices and Services
Generic Pharmaceuticals
III. Financial Outlook
©2011 Endo Pharmaceuticals Inc.

grow. collaborate. innovate. thrive. ©2011 Endo Pharmaceuticals Inc. STRONG CORE BUSINESS SUPPORTING GROWTH 10

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals Inc.
NEW TESTOSTERONE REPLACEMENT THERAPY
14 million men suffer with hypogonadism in US
9% are treated
Market TRx Net Sales: >$1.2B
Growth Rate: over 20% CAGR last 5 years
Gels have the greatest utilization in the TRT market: ~72%
PCPs account for majority of TRT prescriptions:
More than 60% through Primary Care Physicians
Approximately 30% through specialty (Urologists/Endocrinologists)
Method of Payment for TRT class:
Approximately 80% Commercial
Approximately 12% Government
Remainder from Cash Payment

grow. collaborate. innovate. thrive.
LONG-ACTING OPIOID FRANCHISE
OPANA® ER
Settlement with generic companies provides for 2013 entry on primary dosage forms.
>30% YOY TRx growth September YTD 2010
Gaining share; Growing source of cash flow.
Completed Acquisition of Penwest
Advances our leadership and growth in pain management
New formulation of OPANA ER designed to be crush resistant
Complete Response Letter from FDA on January 7, 2011
Letter did not require additional clinical trials
Confident that we can address the issue set forth
Currently anticipate responding to the FDA by mid-2011
Expect a 6-month review cycle once our response is filed

©2011 Endo Pharmaceuticals Inc.

DEVELOPMENT PIPELINE*
Phase I Phase II Phase III NDA
FORTESTA Gel
2% Testosterone Gel
OPANA® ER
Formulation designed to be crush-resistant
AVEED
Long Acting Injectable Testosterone
Urocidin
Bladder Cancer
Octreotide Implant
Acromegaly**
Axomadol
Moderate to moderately severe chronic pain
Octreotide Implant
Carcinoid Syndrome
Pending
*
There can be no assurance that any of these development programs will be successful or if successful, the products will ultimately be approved by FDA.
**
Granted orphan drug designation
Update Pending
13
©2011 Endo Pharmaceuticals Inc.
Approved
grow. collaborate. innovate. thrive.
TM
TM
TM

grow. collaborate. innovate. thrive.
PRESENTATION OVERVIEW

I. Sustaining Growth
II. Our Business Model:
Branded Pharmaceuticals
Devices and Services
Generic Pharmaceuticals
III. Financial Outlook
©2011 Endo Pharmaceuticals Inc.

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals Inc.
Established business channel with 1/3 of urologists in U.S.
Furthers our commitment to the urologist community
Opportunities for a complete suite of Endo products in this specialty:
Branded Drugs
Generic Drugs
Devices and Services
Total solution for the urology marketplace
Improve patient care
Enhance practice economics
HEALTHTRONICS OVERVIEW

grow. collaborate. innovate. thrive. HEALTHTRONICS SERVICES 16 ©2011 Endo Pharmaceuticals Inc.

grow. collaborate. innovate. thrive.
PRESENTATION OVERVIEW

I. Sustaining Growth
II. Our Business Model:
Branded Pharmaceuticals
Devices and Services
Generic Pharmaceuticals
III. Financial Outlook
©2011 Endo Pharmaceuticals Inc.

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals Inc.

QUALITEST - A STRATEGIC FIT
Furthers our stated strategy to build a healthcare company better able to respond to the changing economics that drive the U.S. healthcare environment
Enhances our core pain franchise
Adds critical mass to our current generics business, alongside Branded
Pharmaceuticals and Devices & Services
As a high-growth asset, will significantly diversify and accelerate the growth of Endo’s revenue and earnings’ streams

grow. collaborate. innovate. thrive.

A STRONGER GENERICS BUSINESS WITH ROBUST
PIPELINE
Qualitest is a High-Growth Asset
• Expect revenue to be approx. $350MM in
2010
• 30 ANDAs under active review by FDA
• Expects to file 16 ANDAs in 2011-12
• 16 products launches in 2011-12
Enhances Endo’s Generics Business
• 16 ANDAs under active review by FDA
• Expects to file 8 ANDAs in 2011-12
• 9 products launches in 2011-12
16
8
30
16
0
10
20
30
40
50
Under Active Review Expected Filings in 2011-12
Qualitest
Endo
Pipeline
2
7
15
1
0
4
8
12
16
20
2011 2012
Qualitest
Endo
Combined Business has 25 projected
launches  in 2011-2012
Combined Endo/Qualitest portfolio will grow ~15% over 2010-12 period driven by 25 product launches over 2011-12
©2011 Endo Pharmaceuticals Inc.

grow. collaborate. innovate. thrive.
CONTENTS
PRESENTATION OVERVIEW
20
I. Sustaining Growth
II. Our Business Model:
Branded Pharmaceuticals
Devices and Services
Generic Pharmaceuticals
III. Financial Outlook
©2011 Endo Pharmaceuticals Inc.

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals Inc.

2010 ENDO GUIDANCE
Guidance
Revenue Expectation Approximately $1.7BN
Adjusted diluted EPS range $3.35 - $3.40
Reported (GAAP) diluted EPS range $1.66 - $1.74

grow. collaborate. innovate. thrive.

2011 ENDO GUIDANCE
Guidance
Revenue range $2.2BN - $2.3BN
Adjusted diluted EPS range $4.15 - $4.25
Reported (GAAP) diluted EPS range $2.42 - $2.52
©2011 Endo Pharmaceuticals Inc.

grow. collaborate. innovate. thrive.
We’re building a broad based offering of products and
services at a range of price points to improve economics
We’re creating access
by developing channels, managed care
presence, personal
and non-personal promotion
We’ll explore all platforms of therapy to improve outcomes
and provide the best healthcare solutions for our patients and providers
We believe that our focus will position Endo for sustainable growth

OUR FOCUS – ECONOMICS, ACCESS, OUTCOMES
©2011 Endo Pharmaceuticals Inc.

ENDO PHARMACEUTICALS grow. collaborate. innovate. thrive.

grow. collaborate. innovate. thrive.
25 25
RECONCILIATION OF NON-GAAP MEASURES
25
For an explanation of Endo’s reasons for using non-GAAP measures, see Endo’s Current Report on Form 8-K filed today with the Securities and Exchange Commission
Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for the Year Ending December 31, 2010
Lower End of Range Upper End of Range
Projected GAAP diluted income per common share $1.66 $1.74
Upfront and milestone-related payments to partners
$0.25 $0.20
Amortization of commercial intangible assets
$0.70 $0.70
Costs incurred in connection with continued efforts to enhance the cost structure of the Company
$0.14 $0.14
Indevus related costs and change in fair value of contingent consideration
$0.02 $0.02
Impairment of indefinite-lived intangibles
$0.11 $0.11
Costs related to the acquisition of HealthTronics, Inc.
$0.19 $0.19
Costs related to the acquisition of Penwest Pharmaceuticals Co.
$0.13 $0.13
Costs related to the acquisition of Qualitest Pharmaceuticals
$0.50 $0.50
Interest expense adjustment for ASC 470-20 and the amortization of the premium on debt acquired from Indevus
$0.14 $0.14
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of the Indevus,
HealthTronics, Penwest and Qualitest acquisitions
($0.49) ($0.47)
Diluted adjusted income per common share guidance
$3.35 $3.40
The company's guidance is being issued based on certain assumptions including:
•Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results
•Includes all completed business development transactions as of December 31, 2010
©2011 Endo Pharmaceuticals Inc.

grow. collaborate. innovate. thrive.
26 26
RECONCILIATION OF NON-GAAP MEASURES
26
For an explanation of Endo’s reasons for using non-GAAP measures, see Endo’s Current Report on Form 8-K filed today with the Securities and Exchange Commission
Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for the Year Ending December 31, 2011
Lower End of Range Upper End of Range
Projected GAAP diluted income per common share $2.42 $2.52
Upfront and milestone-related payments to partners
$0.28 $0.28
Amortization of commercial intangible assets
$1.35 $1.35
Costs related to the acquisition of HealthTronics, Inc.
$0.03 $0.03
Costs related to the acquisition of Penwest Pharmaceuticals Co.
$0.02 $0.02
Costs related to the acquisition of Qualitest Pharmaceuticals
$0.16 $0.16
Interest expense adjustment for ASC 470-20 and the amortization of the premium on debt acquired from Indevus
$0.16 $0.16
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of the Indevus,
HealthTronics, Penwest and Qualitest acquisitions
($0.27) ($0.27)
Diluted adjusted income per common share guidance
$4.15 $4.25
The company's guidance is being issued based on certain assumptions including:
•Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results
•Includes all completed business development transactions as of December 31, 2010
©2011 Endo Pharmaceuticals Inc.

ENDO PHARMACEUTICALS J.P. Morgan Healthcare Conference January 10, 2011 grow. collaborate. innovate. thrive.